Employee Benefit Plans and Similar Obligations - Summary of Share Based Compensation Plan (Plan 2014-2017 ) (Detail) - 12 months ended Dec. 31, 2017 - Plan 2014-17 [member] $ in Millions	ARS ($)	$ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Amount at the beginning of the fiscal year	99,278
Granted	6,269
Settled	(105,201)
Expired	(346)
Expense recognized during the fiscal year | $	$ 8
Fair value of shares on grant date (in U.S. dollars) | $ / shares		$ 33.41